Nationwide Variable Insurance Trust

POTENTIAL MATERIAL LITIGATION

Nine West Litigation

NVIT Multi-Manager Small Cap Value Fund and NVIT Small
Cap Index Fund, series of NVIT (the "NVIT Nine West Defendants"), were named as defendants in the multi-district litigation pending in the District Court captioned In re Nine West LBO Securities Litigation,
No. 20-md-02941 (the "Nine West MDL"). The Nine West
MDL arises from the 2014 leveraged buyout
(the "Jones Group LBO") of The Jones Group Inc.
("Jones Group"), which later was renamed Nine West Holdings, Inc. ("Nine West"), and Nine West's subsequent bankruptcy and reorganization.

In connection with the Jones Group LBO, hundreds of Jones Group shareholders, including the NVIT Nine West Defendants, sold Jones Group shares back to Jones Group. According to the Complaint against the NVIT Nine West Defendants in the Nine West MDL, NVIT Multi-Manager Small Cap Value Fund is alleged to have received $664,500.00 in exchange for the shares it tendered in the Jones Group LBO, and NVIT Small Cap Index Fund is alleged to have received $368,910.00 in the Jones Group LBO.

The Nine West MDL includes a series of lawsuits brought by the trustee of a litigation trust to whom Nine West's committee of unsecured creditors assigned claims and the indenture trustee for certain Notes issued by Jones Group and Nine West (collectively, the "Trustees"). The lawsuits seek to unwind the Jones Group LBO stock repurchases as fraudulent transfers and recover the stock repurchase proceeds paid to the Jones Group shareholders who participated in the Jones Group LBO, including the proceeds received by the NVIT Nine West Defendants.

The shareholder defendants, including the NVIT Nine West Defendants, moved to dismiss the claims against them on the grounds that the claims are barred by the Bankruptcy Code's safe harbor for securities transactions, and on August 27, 2020, the District Court granted the shareholder defendants' motions, dismissing all claims against the shareholder defendants. The Trustees appealed the District Court's ruling to the Second Circuit. In November 2023, the Second Circuit issued an Opinion affirming dismissal of the Trustees' claims against Nine West's shareholders (including the NVIT Nine West Defendants), except the claims against Jones Group directors, officers, and employees who received payment for their shares through Nine West's payroll provider. After unsuccessfully petitioning the Second Circuit for rehearing, certain of the former Jones Group employees filed a petition with the Supreme Court of the United States for a writ of certiorari. The Trustees did not seek rehearing by the Second Circuit or a writ certiorari from the Supreme Court.
On May 13, 2024, the Supreme Court denied the former employees' petition for a writ of certiorari. Accordingly, the Second Circuit's decision is now final, with all appeals exhausted, and the claims against the NVIT Nine West Defendants are fully and finally dismissed.